UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

January 23, 2013

ENSERVCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9494	84-0811316
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

501 South Cherry St., Ste. 320

Denver, CO 80246

Address of principal executive offices

303-333-3678

Telephone number, including

Area code

_____________________________

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations & Financial Conditions

See Press Released attached hereto as Exhibit 10.1.

Item 7.01 Regulation F-D Disclosures

As described in Item 3.02 of the current report on Form 8-K dated November 2, 2012, Enservco completed an equity financing in which it issued 5,699,428 shares of its common stock and warrants to purchase 2,849,714 shares (exercisable at $0.55 per share through November 30, 2017). Also as described in that current report on Form 8-K, Enservco issued additional warrants to acquire 449,456 shares (also exercisable at $0.55 per share through November 30, 2017) and warrants to acquire 225,000 shares to Enservco’s investor relations firm.

Also as described in that current report on Form 8-K, Enservco’s chairman converted $1,477,700 of debt owed to him by Enservco into 4,222,000 shares of common stock and 2,111,000 common stock purchase warrants on the same terms as the private placement.

Thereafter, Enservco issued an additional 125,000 shares of common stock to an unaffiliated consultant for anticipated investor relations services. In addition, Enservco granted the consultant warrants to purchase an additional 200,000 shares of common stock, which warrants are exercisable at $0.40 per share, through June 1, 2016, but which warrants are not currently vested or exercisable. The warrants only vest and become exercisable if on June 2, 2013, the Investor Relations Consulting Agreement remains in full force and effect, no default by the consultant has occurred thereunder, and the volume-weighted average price (“VWAP”) of Enservco’s common stock as quoted on its principal market for the 30 day period ending May 31, 2013, is not less than $0.55 per share as VWAP is commonly calculated and reported. If the warrants do not vest on June 2, 2013, they shall be terminated and expire on such date without notice. The shares issuable upon exercise of the warrants have certain piggy-back registration rights. The consultant is an accredited investor as that term is defined in the federal securities laws. The shares and the warrants were sold without the payment of any commissions or finders’ fees, and without any form of advertising or general solicitation and were issued pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506 thereunder, as well as Section 4(a)(5) thereof.

As a result of the completion of the financing, as of December 31, 2012, Enservco has the following common stock capitalization:

	Common stock or common stock equivalent	Notes
Shares outstanding	31,825,294

Warrants and options outstanding	9,235,601	Common stock equivalent; exercise prices range from $0.40 to $2.14 expiration dates range from 2/27/2013 to 11/30/2017

Convertible securities outstanding	None

Item 9.01 Financial Statements and Exhibits

(a)	No financial statements of businesses acquired must be filed with this Form 8-K

(b)	No pro forma financial information must be filed with this Form 8-K

(c)	This Form 8-K does not report any shell company transactions

(d)	Exhibits:

10.1	Press Release dated January 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 23rd day of January 2013.

Enservco Corporation

By:/s/ Rick D. Kasch
Rick D. Kasch, President